SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 18, 1995


                              THE SOUTHERN COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                  1-3526                     58-0690070
State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)               File Number)             Identification No.)


    270 Peachtree Street, N.W., Atlanta, Georgia                      30303
     (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (770) 393-0650


             64 Perimeter Center East, Atlanta, Georgia   30346
        (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The Southern Company ("Southern") hereby amends the following portion of its Current Report on Form 8-K dated September 18, 1995.

(b)      Pro forma financial information.

Pro Forma Condensed Consolidated Balance Sheet

         Incorporated herein by reference to The Southern Company and Subsidiary Companies Condensed Balance Sheet at September 30, 1995 in Form 10-Q for the quarter ended September 30, 1995, in which South Western Electricity plc ("SWEB") is included. (File No. 1-3526)

Pro Forma Condensed Consolidated Statements of Income

         The unaudited pro forma condensed consolidated statements of income required by Item 7(b) are filed as part of this report. The pro forma results give effect to the acquisition of SWEB accounted for under the purchase method of accounting for the nine months ended September 30, 1995 and the twelve months ended December 31, 1994 as if the transaction had been consummated on January 1, 1994. The results of Southern for the nine months ended September 30, 1995 include SWEB activity from the date of acquisition, September 18, 1995. Accordingly, SWEB's results included in the pro forma statements for the nine months ended September 30, 1995 are for the period January 1, 1995 through the date of acquisition. The unaudited pro forma condensed consolidated statements of income are based upon preliminary fair value allocations related to the purchase of SWEB. The allocations are subject to revision after more detailed analyses, appraisals and evaluations are completed. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if the SWEB acquisition had taken place at the beginning of the period specified, nor is it necessarily indicative of future operating results.

         The unaudited pro forma condensed consolidated statements of income should be read in conjunction with the consolidated financial statements of Southern and the related notes thereto included in Southern's Annual Report on Form 10-K for the year ended December 31, 1994 and Southern's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, as well as the audited financial statements of SWEB, prepared in accordance with generally accepted accounting principles in the United Kingdom, for the fiscal year ended March 31, 1995 and notes thereto included as Item 7(a) to the Current Report on Form 8-K amended hereby.


                 THE SOUTHERN COMPANY AND SUBSIDIARY COMPANIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (A)
                        (Stated in Thousands of Dollars)

                                                    For the Nine Months Ended September 30, 1995
                                                    --------------------------------------------
                                                    SOUTHERN       SWEB      Adjustments     Pro Forma
                                                    --------       ----      -----------     ---------
OPERATING REVENUES                               $  6,871,461  $    833,049  $    -         $  7,704,510
                                                 ------------  ------------  -----------    ------------
OPERATING EXPENSES:
Operation--
  Fuel                                              1,660,738       -             -            1,660,738
  Purchased power                                     244,180       415,419       -              659,599
  Other                                             1,180,913       116,148       -            1,297,061
Maintenance                                           465,244        44,666       -              509,910
Depreciation and amortization                         672,680        29,493        12,347 (B)    714,520
Amortization of deferred Plant Vogtle expenses, net    90,443       -             -               90,443
Taxes other than income taxes                         376,875        89,106       -              465,981
Federal and state income taxes                        668,556        51,920       (26,307)(D)    694,169
                                                 ------------  ------------  ------------   ------------
Total operating expenses                            5,359,629       746,752       (13,960)     6,092,421
                                                 ------------  ------------  ------------   ------------
OPERATING INCOME                                    1,511,832        86,297        13,960      1,612,089
OTHER INCOME (EXPENSE):
Allowance for equity funds used during construction     5,847       -             -                5,847
Interest income                                        19,132         5,519       -               24,651
Other, net                                            (42,747)       32,554       -              (10,193)
Income taxes applicable to other income                13,790       -             -               13,790
                                                 ------------  ------------  ------------   ------------
INCOME BEFORE INTEREST CHARGES                      1,507,854       124,370        13,960      1,646,184
                                                 ------------  ------------  ------------   ------------
INTEREST CHARGES AND PREFERRED DIVIDENDS:
Interest on long-term debt                            405,500        11,468       -              416,968
Allowance for debt funds used during construction     (14,902)      -             -              (14,902)
Interest on interim obligations                        43,892       -              78,292 (C)    122,184
Amortization of debt discount, premium and
   expense, net                                        23,777       -             -               23,777
Other interest charges                                 40,416         7,715       -               48,131
Preferred dividends of subsidiary companies            66,491       -             -               66,491
                                                 ------------  ------------  ------------   ------------
Net interest charges and preferred dividends          565,174        19,183        78,292        662,649
                                                 ------------  ------------  ------------   ------------
CONSOLIDATED NET INCOME                          $    942,680  $    105,187  $    (64,332)  $    983,535
                                                 ============  ============  ============   ============

AVERAGE NUMBER OF SHARES OF
  COMMON STOCK OUTSTANDING (Thousands)                664,279                                    664,279

EARNINGS PER SHARE OF COMMON STOCK                      $1.42                                      $1.48



   The accompanying notes are an integral part of these condensed statements.


                 THE SOUTHERN COMPANY AND SUBSIDIARY COMPANIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (A)
                        (Stated in Thousands of Dollars)

                                                    For the Twelve Months Ended December 31, 1994
                                                    ---------------------------------------------
                                                    SOUTHERN       SWEB      Adjustments     Pro Forma
                                                    --------       ----      -----------     ---------
OPERATING REVENUES                               $  8,297,387  $  1,195,700  $    -         $  9,493,087
                                                 ------------  ------------  -----------    ------------
OPERATING EXPENSES:
Operation--
  Fuel                                              2,058,052           300       -            2,058,352
  Purchased power                                     276,519       620,500       -              897,019
  Other                                             1,505,173       195,500       -            1,700,673
Maintenance                                           660,273        48,000       -              708,273
Depreciation and amortization                         821,500        35,700        21,514 (B)    878,714
Amortization of deferred Plant Vogtle expenses, net    74,888                     -               74,888
Taxes other than income taxes                         474,768       122,200       -              596,968
Federal and state income taxes                        711,063        67,378       (28,650)(D)    749,791
                                                 ------------  ------------  ------------   ------------
Total operating expenses                            6,582,236     1,089,578        (7,136)     7,664,678
                                                 ------------  ------------  ------------   ------------
OPERATING INCOME                                    1,715,151       106,122         7,136      1,828,409
OTHER INCOME (EXPENSE):
Allowance for equity funds used during construction    11,455       -             -               11,455
Interest income                                        31,542         9,700       -               41,242
Other, net                                            (47,928)       43,700       -               (4,228)
Income taxes applicable to other income                25,752       -             -               25,752
                                                 ------------  ------------  ------------   ------------
INCOME BEFORE INTEREST CHARGES                      1,735,972       159,522         7,136      1,902,630
                                                 ------------  ------------  ------------   ------------
INTEREST CHARGES AND PREFERRED DIVIDENDS:
Interest on long-term debt                            567,120        15,200       -              582,320
Allowance for debt funds used during construction     (18,123)      -             -              (18,123)
Interest on interim obligations                        33,401       -              80,371 (C)    113,772
Amortization of debt discount, premium and
   expense, net                                        29,911       -             -               29,911
Other interest charges                                 46,945         7,629       -               54,574
Preferred dividends of subsidiary companies            87,389       -             -               87,389
                                                 ------------  ------------  ------------   ------------
Net interest charges and preferred dividends          746,643        22,829        80,371        849,843
                                                 ------------  ------------  ------------   ------------

CONSOLIDATED NET INCOME                          $    989,329  $    136,693  $    (73,235)  $  1,052,787
                                                 ============  ============  ============   ============


AVERAGE NUMBER OF SHARES OF
  COMMON STOCK OUTSTANDING (Thousands)                649,927                                    649,927

EARNINGS PER SHARE OF COMMON STOCK                      $1.52                                      $1.62



   The accompanying notes are an integral part of these condensed statements.

Notes to Pro Forma Condensed Consolidated Statements of Income

(A) The pro forma condensed consolidated statements of income for the periods presented reflect the historical results of operations for Southern and SWEB with adjustments related to the preliminary allocation of fair values for assets acquired and liabilities assumed. The condensed historical statements of income for each company and for the pro forma combined company have been prepared in accordance with U.S. generally accepted accounting principles.

(B) To adjust depreciation expense and record goodwill amortization based on the preliminary estimated fair value of net assets as of the acquisition date.

(C) To adjust interest expense on existing SWEB debt that reflects market rates resulting in a reduction in interest for the nine months ended September 30, 1995 and twelve months ended December 31, 1994 of $1.485 million and $1.782 million, respectively.

         To record interest expense for the nine months ended September 30, 1995 and twelve months ended December 31, 1994 of $79.777 million and $82.153 million, respectively, assuming that SWEB was acquired with short-term borrowings at Southern's effective average borrowing rate of 6 percent and 4.8 percent, respectively.

(D) To reflect the estimated tax effect of the pro forma adjustments noted above.

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 THE SOUTHERN COMPANY


                                                 By: /s/Tommy Chisholm
                                                       Name:  Tommy Chisholm
                                                       Title:  Secretary


Date:    November 20, 1995





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